                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                   PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

                         3151 South Seventeenth Street
                       Wilmington, North Carolina 28412
--------------------------------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 15, 2001
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS OF
PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

     The 2001 Annual Meeting of Shareholders of Pharmaceutical Product Development, Inc. will be held at our offices located at 3900 Paramount Parkway, Morrisville, North Carolina, on Tuesday, May 15, 2001, at 10:00 a.m., for the following purposes:

     1. To approve an amendment to our bylaws permitting the Board of Directors to fix the number of directors from time to time within the currently prescribed minimum of eight and maximum of twelve.

     2.   To elect a board of nine directors.

     3. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the Proxy Statement accompanying this notice.

     The Board of Directors has fixed the close of business on March 15, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. All of these shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You can vote in person at the meeting, even if you returned a proxy.

     Our Proxy Statement, proxy and Annual Report to Shareholders for the year ended December 31, 2000 are enclosed with this notice.

Important - Your proxy is enclosed.

     Whether or not you plan to attend the Annual Meeting, please mark, sign, date and promptly return your proxy in the enclosed envelope. No postage is required for mailing in the United States.

Wilmington, North Carolina
Dated:  March 30, 2001

                                    By Order of the Board of Directors


                                    /s/  Fred B. Davenport, Jr.

                                    By:  Fred B. Davenport, Jr.
                                         Secretary

                   PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
                         3151 South Seventeenth Street
                       Wilmington, North Carolina  28412

--------------------------------------------------------------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 15, 2001

     Your vote is important. Therefore, the Board of Directors is requesting that you allow your Common Stock to be represented at the Annual Meeting by the proxies named in the proxy card enclosed with this Proxy Statement. This Proxy Statement has been prepared by the management of Pharmaceutical Product Development, Inc. "We", "our", "PPDI" and the "Company" each refers to Pharmaceutical Product Development, Inc. We will begin sending this Proxy Statement to our shareholders on or about March 30, 2001.


GENERAL INFORMATION ABOUT VOTING

Who Can Vote

     You are entitled to vote your Common Stock if you held shares as of March 15, 2001. At the close of business on March 15, 2001, a total of 25,774,077 shares of Common Stock were outstanding and entitled to vote. Each share of Common Stock has one vote.

Voting by Proxies

     If your Common Stock is held by a broker, bank or other nominee, they should send you instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by signing, dating and mailing the proxy card in the postage paid envelope which we have provided to you. The proxies will vote your shares in accordance with your instructions.
Of course, you can always come to the meeting and vote your shares in person.
If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors. We are not now aware of any other matters to be presented except for those described in the Proxy Statement. If any matters not described in the Proxy Statement are presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, your Common Stock may be voted by the proxies on the new meeting date as well, unless you revoke your proxy instructions.

Revoking your Proxy Instructions

     To revoke your proxy, you must either (1) advise the Secretary in writing before the meeting, (2) deliver later proxy instructions before the meeting, or
(3) attend the meeting and vote in person.

Counting Votes

     The Annual Meeting will be held if a majority of the outstanding Common Stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced to the meeting.
Broker non-votes also count for quorum purposes.    If you hold your  Common
Stock through a broker, bank or other nominee, generally the nominee may only vote the Common Stock which it holds for you in accordance with your instructions. However, if the nominee has not received your instructions before the meeting, the nominee may vote on matters which are determined to be routine by the Nasdaq National Market. If a nominee cannot vote on a particular matter because it is not routine, there will be a "broker non-vote" on that matter. We do not count broker non-votes as votes for or against any proposal. We do count abstentions as votes against a proposal. Although there is no definitive statutory or case law in North Carolina regarding broker non-votes and abstentions, we believe that our intended treatment of them is appropriate.

Cost of this Proxy Solicitation

     We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our employees may solicit proxies personally and by telephone. None of these employees will receive any additional compensation for this. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies.

Attending the Annual Meeting

     If you are a holder of record and you plan to attend the Annual Meeting, please bring your proxy or a photo identification to confirm your identity. If you are a beneficial owner of Common Stock held by a bank or broker, i.e., in "street name", you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your Common Stock held in street name, you must get a proxy in your name from the registered holder.

PROPOSAL NO. 1 - AMENDMENT OF BYLAWS

     In December 2000, the Board of Directors unanimously approved an amendment to the Company's bylaws to permit the Board to fix from time to time the number of directors of the Company within the minimum of eight and maximum of twelve currently provided for in the Company's bylaws.

     Article III, Section 2(a) of the bylaws provides that the number of directors of the Company shall be not less than eight nor more than twelve. This section of the bylaws also currently provides that the exact number of directors shall be fixed and can only be changed by the affirmative vote of 75% of all eligible votes present or represented by proxy at a meeting of shareholders at which a quorum is present. The full text of Article III, Section 2(a) of the bylaws as currently in effect is set forth in Appendix A attached. Currently, the number of directors is fixed at nine and was fixed at that number at a special meeting of the shareholders held in September 1996.

     Article III, Section 2(a) of the bylaws was adopted in October 1995, when the Company was preparing for its initial public offering. At that time, four of the directors of the Company owned almost 100% of the stock of the Company and continued to own over 75% of the outstanding stock of the Company immediately after the initial public offering. Article III, Section 2(a) of the bylaws was intended to help prevent a takeover of the Board of Directors by persons whose interest might be adverse to that of the controlling shareholders of the Company.

     Currently, executive officers and directors of the Company own less than 25% of the outstanding stock of the Company. Thus, Article III, Section 2(a) of the bylaws no longer serves its original purpose. Furthermore, the Board of Directors believes that it is in the Company's best interest for the Board to have flexibility to change the number of directors from time to time, within the minimum of eight and maximum of twelve, so that the Company can add talented individuals to the Board of Directors. In the past, the Company has had opportunities between annual meetings of shareholders to obtain the services of some qualified and able individuals who were willing to serve as directors of the Company. However, no director vacancy existed and the Board of Directors was not empowered to appoint an additional director who would then stand for election at the next annual meeting of shareholders.

     Accordingly, the Board of Directors requests you to approve an amendment to
Article III, Section 2(a) of the Company's bylaws to enable the Board to fix the number of directors of the Company from time to time within the currently prescribed minimum of eight and maximum of twelve. The text of proposed Article III, Section 2(a) is also set forth in Appendix A to this Proxy Statement.

     This amendment to the Company's bylaws requires approval by 75% of all eligible votes present or represented by proxy at a meeting of shareholders at which a quorum is present.

PROPOSAL NO. 2 - ELECTION OF DIRECTORS

     Our bylaws currently provide that the number of directors constituting the Board of Directors shall be not less than eight nor more than twelve. The number of director seats currently authorized is nine, and there are nine directors serving. A vacancy on the Board of Directors was created in October 1999 when Thomas D'Alonzo resigned as a director at the same time he retired as President and Chief Operating Officer of the Company. In the proxy statement distributed in connection with the 2000 Annual Meeting of Shareholders, we advised you that the

Nominating Committee was reviewing candidates to fill this vacancy and was expected to recommend a replacement for Mr. D'Alonzo shortly after the 2000 Annual Meeting. In December 2000, the Nominating Committee recommended and the Board of Directors appointed Catherine M. Klema to fill the vacancy created by Mr. D'Alonzo's retirement. Donald C. Harrison, M.D., who has served as a director of the Company since March 1999, resigned from the Board of Directors in December 2000. Dr. Harrison stated that additional professional commitments precluded him from giving the time and attention required of him as a director of the Company. In March 2001, the Nominating Committee recommended and the Board of Directors appointed Terry Magnuson, Ph.D., to fill the vacancy created by Dr. Harrison's resignation.

Vote Required

     Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the nine nominees receiving the highest number of votes will be elected.

Voting by the Proxies

     The proxies will vote your Common Stock in accordance with your instructions. Unless you give specific instructions to the contrary, your Common Stock will be voted for the election of the nominees named in this Proxy Statement. Each nominee has agreed to serve, and we expect that each of the nominees will be able to serve. However, if any nominee is unavailable for election, the proxies will vote your Common Stock to elect a substitute nominee proposed by the Board of Directors.

Nominees

     The Nominating Committee unanimously recommends the nominees listed below. Each nominee currently serves as a director of the Company. None of the nominees is related by blood, marriage or adoption to any other nominee or any executive officer of the Company.

     Stuart Bondurant, M.D. (age 71) has served as a director of the Company since October 1994. Dr. Bondurant currently serves as a Professor of the School of Medicine at the University of North Carolina (Chapel Hill). He served as Dean of the School of Medicine at the University of North Carolina (Chapel Hill) from 1979 to 1994 and as Interim Dean from July 1996 until May 1997. Dr. Bondurant served as Director of Epidemiologic Studies at the New York Academy of Medicine from January 1995 until March 1996. Dr. Bondurant has served as President of the American College of Physicians and the Association of American Physicians. He has also served as Vice President of the American Heart Association and the American Society for Clinical Investigation. He served as the Chairman of the Board of Directors of the North Carolina Biotechnology Center from 1988 to 1992.

     Abraham E. Cohen (age 64) has served as a director of the Company since June 1998. Mr. Cohen joined Merck & Co., a pharmaceutical company, in 1957 and retired in 1992 as a Senior Vice President and as President of the Merck Sharp & Dohme International Division. He currently serves as Chairman of Kramex Corporation, a pharmaceutical consulting firm. Mr. Cohen also serves as Chairman of the Board of Directors of Neurobiological Technologies, Inc. and Vasomedical Inc. In addition, Mr. Cohen is a director of Akzo Nobel Nv., Teva Pharmaceutical, Ltd., Smith Barney, Inc., and Axonyx, Inc. and serves as a consultant to Chugai, Japan.

     Fredric N. Eshelman, Pharm.D. (age 52) has served as Chief Executive Officer and a director of the Company since July 1990, and as Vice Chairman of the Board of Directors since July 1993. Dr. Eshelman founded the Company's predecessor and served as its Chief Executive Officer until its sale to the Company in 1989. Prior to rejoining the Company in 1990, Dr. Eshelman served as Senior Vice President, Development and as a director of Glaxo Inc., a subsidiary of Glaxo Holdings plc.

     Frederick Frank (age 68) has served as a director of the Company since September 1996. Mr. Frank also served as a director of Applied Bioscience International Inc. from 1988 until its acquisition by the Company in September 1996. Mr. Frank has been an investment banker with Lehman Brothers since 1969 and is currently Vice Chairman of that firm. Previously, Mr. Frank served as a Partner of Lehman Brothers from 1969 to 1972, as Managing Director from 1972 to 1993, and as Senior Managing Director from 1993 to 1995. Mr. Frank also serves on the Boards of Directors of Diagnostic Products, Landec Corporation and eSoft, Inc.

     Catherine M. Klema (age 42) has served as a director of the Company since December 2000. Ms. Klema is currently Managing Director, Healthcare Investment Banking at SG Cowen Securities. Prior to joining SG Cowen Securities in 1997, she served as Managing Director, Healthcare Investment Banking at Furman Selz LLC from 1994 until 1997. Ms. Klema was employed by Lehman Brothers from 1987 until 1994.

     Terry Magnuson, Ph.D. (age 50) has served as a director of the Company since March 2001. Dr. Magnuson currently serves as the Sarah Graham Kenan Professor and Chair of the Department of Genetics of the School of Medicine at the University of North Carolina (Chapel Hill). Prior to joining the School of Medicine at the University of North Carolina (Chapel Hill) in 2000, Dr. Magnuson served Case Western Reserve University in a number of capacities from 1984 to 2000, and continues to serve as an Adjunct Professor and Director of the Developmental Biology Center of Case Western Reserve University. Dr. Magnuson served as Assistant Resident Geneticist in the Department of Pediatrics at the University of California, San Francisco from 1982 to 1984. Dr. Magnuson has served on numerous advisory panels, including the National Institute of Health Genetic Basis of Disease Review Committee from 1990 to 1995. Dr. Magnuson also currently serves as co-Editor in Chief for genesis: The Journal of Genetics and Development.

     Ernest Mario, Ph.D. (age 62) has served as non-executive Chairman of the Board of Directors of the Company since July 1993. Dr. Mario also serves as Chairman of the Board of Directors and Chief Executive of ALZA Corporation, a pharmaceutical company. Prior to joining ALZA in 1993, Dr. Mario served as Chief Executive of Glaxo Holdings plc from 1989 to March 1993 and as Deputy Chairman and Chief Executive of Glaxo Holdings plc, a pharmaceutical company, from January 1992 to March 1993. Dr. Mario also is a director of Catalytica Energy Systems, Inc., COR Therapeutics Inc., SonoSite, Inc. and Orchid Biosciences, Inc.

     John A. McNeill, Jr. (age 51) has served as a director of the Company since its incorporation in 1989. He served as the Company's President until 1990 and as its Chairman of the Board until July 1993. Mr. McNeill currently serves as Chief Executive Officer of Liberty Healthcare Services, LLC, a provider of nursing homes, assisted living facilities, independent living facilities, home healthcare agencies, home medical equipment and intravenous services.

     Paul J. Rizzo (age 73) has served as a director of the Company since October 1998. Mr. Rizzo currently is Chairman of the Board of Directors and a Partner in Franklin Street Partners, an investment company. Mr. Rizzo joined IBM Corporation in 1958 and retired as Vice Chairman of the Board of Directors in 1987. From 1987 to 1992, he served as dean of the Kenan-Flagler Business School at the University of North Carolina (Chapel Hill). In 1993 he returned to IBM Corporation and served as Vice Chairman of the Board of Directors until his retirement in 1994. Mr. Rizzo also is a director of Cox Enterprises, Inc., Maersk, Inc. and Kenan Transport.

Information About the Board of Directors and its Committees

     The Board of Directors is responsible for the general management of the Company. In 2000, the board held five meetings. Each incumbent member of the board during the time he or she served as a director of the Company attended at least 75% of the 2000 meetings of the Board of Directors and board committees of which he or she was a member except for Mr. Rizzo.

     The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. Mr. Frank, Chairman, Dr. Mario, Mr. McNeill and Mr. Rizzo are the members of the Audit Committee. The Audit Committee held three meetings in 2000. The Audit Committee recommends to the Board of Directors the engagement of the independent auditors and reviews with management and with the independent auditors the scope and results of the Company audits, the internal accounting controls of the Company, audit practices and the professional services furnished by the independent auditors.

     Dr. Mario, Chairman, Dr. Bondurant and Mr. McNeill are the members of the Compensation Committee. The Compensation Committee held four meetings in 2000. The Compensation Committee reviews and approves all compensation arrangements for the officers of the Company and administers our Equity Compensation Plan.

     Dr. Eshelman, Chairman, Dr. Mario and Mr. Frank are the members of the Nominating Committee. The Nominating Committee did not hold any meetings in 2000. The Nominating Committee has not established any procedures for shareholder submission to the committee of nominees for election to the Board of Directors. However, our bylaws permit any shareholder of record to nominate directors. You must give written notice of your intent to make nominations by personal delivery or by certified mail, postage prepaid, to the Secretary of the Company. If the election is to be held at the Annual Meeting of Shareholders, you must give your notice not more than 90 days nor less than 50 days before the meeting. If the election is to be held at a special meeting of shareholders called to elect directors, you must give your notice by the tenth business day following the date on which notice of the special meeting is first given to shareholders. Your notice must include the following: (1) your name and address, as they appear on the Company's books, and the name and residence address of the persons to be nominated; (2) the class and number of shares of the Company which you beneficially own; (3) a representation that you are a shareholder of record of the Company entitled to vote at the meeting and intend to appear in person or by proxy to nominate the persons specified in your notice; (4) a description of all arrangements or understandings between you and each nominee and any other persons, by name, as to how you will make the nominations; (5) all other information regarding each nominee you propose which is required to be disclosed in a solicitation of proxies for election of directors or is required under Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), including any information required to be included in a proxy statement if the nominee had been nominated by the Board of Directors; and (6) the written consent of each nominee to be named in a proxy statement to serve as a director if elected.

     No shareholder has properly nominated anyone for election as a director at this Annual Meeting.

OTHER INFORMATION

Principal Shareholders

     The following table shows the number of shares of the Company's Common Stock as of March 15, 2001, by (1) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (2) each director and nominee for director, (3) each of our executive officers named in the Summary Compensation Table below, and (4) all directors and current executive officers of the Company as a group. Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown.

Security Ownership of Directors and Executive Officers


                                                    Shares
                                                  Beneficially        Percentage
             Name                                  Owned (1)            Owned
             ----                                -------------       -----------
Stuart Bondurant                                     1,000                *
Francis J. Casieri (2)                               1,000                *
Abraham E. Cohen (3)                                12,000                *
Paul S. Covington (4)                               21,353                *
Fred B. Davenport, Jr. (5)                          59,332                *
Fredric N. Eshelman (6)                          3,034,444              11.7%
Frederick Frank (7)                                 26,250                *
Franklin Resources, Inc. (8)                     1,847,318               7.2%
Catherine M. Klema (9)                               4,000                *
Terry Magnuson (9)                                   4,000                *
Philippe M. Maitre                                      --                *
Ernest Mario (10)                                  466,884               1.8%
John A. McNeill, Jr. (11)                        1,199,237               4.6%
Paul J. Rizzo (12)                                  17,000                *
All directors and current executive              4,846,500              18.6%
officers as a group (13 persons) (13)

_______________________________________
* Less than one percent.

  (1) As of March 15, 2001, the Company had 25,774,077 shares of Common Stock outstanding. Share ownership in each case also includes shares issuable upon exercise of outstanding options that can be exercised within 60 days after February 28, 2001 for purposes of computing the percentage of Common Stock owned by the person named. Options owned by such person are not included for purposes of computing the percentage owned by any other person.
  (2) Includes 1,000 shares of Common Stock held through an individual retirement account for the benefit of Mr. Casieri.
  (3)  Consists of 12,000 shares of Common Stock issuable pursuant to options.
  (4)  Includes 18,333 shares of Common Stock issuable pursuant to options.
  (5) Includes 1,000 shares of Common Stock held through an individual retirement account for the benefit of Mr. Davenport and 58,332 shares of Common Stock issuable pursuant to options.
  (6) Includes 66,666 shares of Common Stock issuable pursuant to options. Dr. Eshelman's address is 6814 Towles Road, Wilmington, North Carolina 28409.
  (7)  Includes 25,864 shares of Common Stock issuable pursuant to options.
  (8) Based on information contained in Schedule 13G filed with the Securities and Exchange Commission on or about February 12, 2001.
  (9)  Consists of 4,000 shares of Common Stock issuable pursuant to options.
  (10) Includes 284,388 shares of Common Stock held in a family partnership; 48,800 shares of Common Stock held in trust for Mrs. Mario; 48,800 shares of Common Stock held in trust for Dr. Mario; 16,233 shares of Common Stock held by Dr. Mario's wife; and 16,000 shares of Common Stock issuable pursuant to options.
  (11) Includes 40,615 shares of Common Stock held in a family partnership; 19,017 shares of Common Stock held in trust for Mr. McNeill's three children, all of whom reside with Mr. McNeill; and 16,000 shares of Common Stock issuable pursuant to options. Mr. McNeill's address is 304 East Oliver Street, Whiteville, North Carolina 28472.
  (12) Includes 12,000 of shares of Common Stock issuable pursuant to options.
  (13) Includes all shares referenced in the table above except those owned by Franklin Resources, Inc.

Director Compensation

     Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. We pay non-employee directors an annual retainer of $20,000 payable in quarterly installments after each regularly scheduled meeting of directors. We also pay each non-employee director $1,000 for each meeting of the Board of Directors attended in person and $1,000 for attendance of the Annual Meeting of Shareholders. In addition, we pay each non-employee director $750 for each committee meeting attended, and we pay the chairman of each committee $1,000 for attendance of each meeting of his committee. In the discretion of the Chairman of the Board of Directors, we pay each non-employee director $500 for each Board and committee meeting attended by telephone. In addition, we grant each non-employee director options to purchase 4,000 shares of Common Stock of the Company on the date the non-employee director is first elected to the Board of Directors and on each date the non-employee director is re-elected to the Board. The options are fully vested on the grant date.

Executive Compensation Tables
--------------------------------------------------------------------------------

1. Summary Compensation Table

                                                                                              Long-Term
                                                                                             Compensation
                                                           Annual Compensation                  Awards
                                               -------------------------------------------    ----------
                                                                              Other Annual    Securities       All Other
                                                                  Bonus       Compensation    Underlying      Compensation
Name and Principal Position          Year      Salary($)         ($)(1)           ($)         Options(#)          ($)
-------------------------------  ------------  ----------       --------      ------------    ----------      ------------
Fredric N. Eshelman (2)              2000      $  503,333       $201,333      $         --       35,000       $      6,492
   Vice Chairman and                 1999         452,500        135,750                --       30,000              5,736

Fred B. Davenport, Jr. (3)           2000      $  230,575       $ 92,230      $         --       20,000       $      5,923
   Executive Vice President          1999         212,750         63,825                --       20,000              5,527
   and General Counsel               1998         200,500         60,150                --       10,000              5,506

Philippe M. Maitre (4)               2000      $   90,064       $ 47,019      $         --       46,300       $      2,055
   Chief Financial Officer,
   Vice President Finance
   and Treasurer

Paul S. Covington (5)                2000      $  229,375       $ 80,281      $         --       10,000       $      5,706
   Senior Vice President-            1999         214,375         64,312                --       10,000              5,429
   Medical Affairs, and              1998         199,458         59,838                --       10,000              5,459
   Chief Safety Officer

Francis J. Casieri (6)               2000      $  160,875       $ 47,000      $         --       20,000       $      5,656
   Senior Vice President-            1999          39,375         11,813                --        5,000              1,250
   Global Business Development

_____________________

  (1) All bonuses were paid in the calendar year following the year in which they were earned as set forth in this table except for Mr. Maitre's signing bonus of $20,000, which was paid to him in 2000.

  (2) Dr. Eshelman was awarded options to acquire 30,000, 50,000 and 35,000 shares of Common Stock on December 1, 1998, December 6, 1999 and December 4, 2000, respectively. Dr. Eshelman received other compensation in 2000 consisting of $1,242 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,250 in 401(k) plan matching contributions. Dr. Eshelman received other compensation in 1999 consisting of $833 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,000 in 401(k) plan matching contributions. Dr. Eshelman received other compensation in 1998 consisting of $736 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,000 in 401(k) plan matching contributions.

  (3) Mr. Davenport was awarded options to acquire 10,000, 20,000 and 20,000 shares of Common Stock on December 1, 1998, December 6, 1999, and December 4, 2000, respectively. Mr. Davenport received other compensation in 2000 consisting of $673 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,250 in 401(k) plan matching contributions. Mr. Davenport received other compensation in 1999 consisting of $527 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,000 in 401(k) plan matching contributions. Mr. Davenport received other compensation in 1998 consisting of $506 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,000 in 401(k) plan matching contributions.

  (4) Mr. Maitre became the Chief Financial Officer of the Company on August 7, 2000. He was awarded options to acquire 40,000 and 6,300 shares of Common Stock on August 7, 2000 and December 4, 2000, respectively. Mr. Maitre received other compensation in 2000 consisting of $180 in taxable benefit of premiums paid for group term life insurance on his behalf and $1,875 in 401(k) plan matching contributions.

  (5) Dr. Covington was awarded options to acquire 10,000 shares of Common Stock on each of December 1, 1998, December 6, 1999, and December 4, 2000, respectively. Dr. Covington received other compensation in 2000 consisting of $456 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,250 in 401(k) plan matching contributions. Dr. Covington received other compensation in 1999 consisting of $429 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,000 in 401(k) plan matching contributions. Dr. Covington received other compensation in 1998 consisting of $459 in taxable benefit of premiums paid for group term life insurance on his behalf and $5,000 in 401(k) plan matching contributions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(6) Mr. Casieri began his employment with the Company in 1999. Mr. Casieri was awarded options to acquire 5,000, 10,000 and 10,000 shares of Common Stock on September 13, 1999, February 28, 2000 and December 4, 2000, respectively. Mr. Casieri received other compensation in 2000 consisting of $1,135 in taxable benefit of premiums paid for group term life insurance on his behalf and $4,522 in 401(k) plan matching contributions. Mr. Casieri received other compensation in 1999 consisting of $237 in taxable benefit of premiums paid for group term life insurance on his behalf and $1,013 in 401(k) plan matching contributions.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

2. Stock Option/SAR Grants Table - 2000 Grants

                                                                                             Potential Realizable Value at
                                                                                                Annualized Annual Rates
                                                                                             of Stock Price Appreciation
                                                   Individual Grants(1)                          for Option Term (2)
                              ------------------------------------------------------------   -----------------------------
                              Number of          Percent of
                              Securities       Total Options
                              Underlying         Granted to
                               Options          Employees in      Exercise or
                               Granted          Fiscal Year       Base Price    Expiration
Name                             (#)                (3)             ($/SH)         Date        5% ($)        10%($)
----                          ----------       --------------     -----------   ----------   ----------  ---------------
Fredric N. Eshelman             35,000             8.51%            $ 37.25      12/03/10     $820,050      $2,077,950
Fred B. Davenport, Jr.          20,000             4.86%              37.25      12/03/10      468,600       1,187,400
Philippe M. Maitre              40,000             9.73%              21.375     08/06/10      537,800       1,362,600
                                 6,300             1.53%              37.25      12/03/10      147,609         374,031
Paul S. Covington               10,000             2.43%              37.25      12/03/10      234,300         593,700
Francis J. Casieri              10,000             2.43%              20.50      02/27/10      128,900         326,700
                                10,000             2.43%              37.25      12/03/10      234,300         593,700

_____________

  (1) All options to current executive officers named in this table were granted under our Equity Compensation Plan. The options issued to Dr. Eshelman, Mr. Davenport and Dr. Covington all were granted on December 4, 2000. Mr. Maitre was granted 40,000 options on August 7, 2000, the date his employment with the Company began, and was granted an additional 6,300 options on December 4, 2000. Mr. Casieri was granted 10,000 options on February 28, 2000 following his promotion to Senior Vice President-Global Business Development and received an additional grant of 10,000 options on December 4, 2000. The exercise price per share of all options granted equals the fair market value per share of our Common Stock on the date of grant. The options are exercisable over a term of ten years from the date of grant. Shares subject to the options granted vest ratably over the three-year period starting on the date of the grant, with vesting occurring on the anniversary dates of the grant. All options are non-qualified stock options and expire three months after termination of employment. However, if employment is terminated because of death or disability, the options can be exercised until one year after death or disability.

  (2) Potential realizable value of each grant is calculated assuming that the market price of the underlying security appreciates at annualized rates of 5% and 10%, respectively, over the ten-year term of the option. The assumed annual rates of appreciation of 5% and 10% would result in the price of the Common Stock increasing to $33.39 and $53.17 per share, respectively, for options expiring February 27, 2010; $34.82 and $55.44 per share, respectively, for options expiring August 6, 2010; and $60.68 and $96.62 per share, respectively, for options expiring December 3, 2010.

  (3) We granted options to acquire a total of 411,133 shares of Common Stock in 2000.

--------------------------------------------------------------------------------

3. Aggregated Option/SAR Exercises In 2000
and Option/SAR Values as of Year-End 2000

                                                             Number of Securities
                                                            Underlying Unexercised            Value of Unexercised
                             Shares                         Options/SARs at Fiscal         In-the-Money Options/SARs
                          Acquired on     Value                   Year-End (#)              at Fiscal Year-End (1) ($)
                                                                  ------------              --------------------------
Name                      Exercise (#)   Realized($)      Exercisable     Unexercisable     Exercisable       Unexercisable
----                      -----------    -----------      -----------     -------------     -----------       -------------
Fredric N. Eshelman          20,000       391,250            66,666           78,334        $2,131,642         $1,873,046
Fred B. Davenport, Jr.        5,000        89,688            78,332           36,668         2,012,774            809,414
Philippe M. Maitre               --            --                --           46,300                --          1,210,856
Paul S. Covington                --            --            34,999           20,001         1,016,953            440,860
Francis J. Casieri            1,666        23,024                --           23,334                --            518,354

______________

(1) The value of the options is based on the difference between the exercise price and $49.6875, the closing price per share of the Company's Common Stock on the National Association of Securities Dealers' Automated Quotation National Market System on December 29, 2000, the last trading day of the year.

Employment and Severance Agreements

    Fred Eshelman, Chief Executive Officer, entered into an employment agreement with the Company effective July 1, 1997. Under the employment agreement, Dr. Eshelman was employed for a one-year term which expired on June 30, 1998. The employment agreement provides for automatic one-year renewals unless either party gives notice that the agreement will not be renewed, and the agreement automatically renewed for a fourth one-year term beginning July 1, 2000. Dr. Eshelman's annual base salary for the renewal term is $525,000.

    Fred Davenport entered into an employment agreement with the Company on September 26, 1996 to serve as General Counsel of the Company. The employment agreement provides for automatic one-year renewals unless either party gives notice that the agreement will not be renewed. The agreement was renewed for a fifth one-year term starting December 1, 2000, and Mr. Davenport's base salary for the renewal term was increased to $243,800. In January 2001, Mr. Davenport was promoted to Executive Vice President and his base salary was increased to $280,000.

    Philippe Maitre, Chief Financial Officer, entered into an employment agreement with the Company effective August 7, 2000. The employment agreement provides for automatic one-year renewals unless either party gives notice that the agreement will not be renewed. Mr. Maitre's annual base salary for the initial one-year term of the agreement is $250,000.

    Paul Covington, Senior Vice President-Medical Affairs and Chief Safety Officer, entered into an employment agreement with PPD Development, the Company's contract research organization subsidiary, on October 1, 1997. Dr. Covington's employment agreement provides for automatic one-year renewals unless either party gives notice that the agreement will not be renewed. The employment agreement was renewed for a fourth one-year term beginning January 1, 2001. Dr. Covington's annual base salary for the renewal term is $243,800.

    Frank Casieri entered into an employment agreement with PPD Development on December 17, 1999 to serve as Senior Vice President-Global Business Development. The employment agreement provides for automatic one-year renewals unless either party gives notice that the agreement will not be renewed. The agreement was renewed for a second one-year term starting January 1, 2001. Mr. Casieri's base salary for the renewal term is $171,720.

    Each of the executive officers named in the Summary Compensation Table entered into a new severance agreement with the Company effective January 1, 2001. Each severance agreement provides that upon termination of the executive officer's employment within one year after a change of control of the Company, including required relocation that he declines, the executive officer will be paid an amount equal to twice his base salary and cash bonus for the prior 12 months, except for Dr. Eshelman and Mr. Davenport. Dr. Eshelman is entitled to a severance payment equal to three times his annual base salary and cash bonus and Mr. Davenport is entitled to a severance payment equal to two and one-half times his annual base salary and cash bonus for the prior 12 months. In addition, all outstanding unvested stock options and unvested restricted stock granted at least six months prior to the executive officer's termination of employment will vest upon termination.

Report of the Compensation Committee on Executive Compensation

     Ernest Mario, Chairman, Stuart Bondurant and John A. McNeill, Jr. are the members of the Company's Compensation Committee. All of the committee members are outside directors.

     Executive Pay Policy.
     --------------------

     The Compensation Committee has consistently stated that the Company should have a compensation system that is performance-oriented and designed to achieve long-term shareholder returns. To help it to achieve these objectives, in 1997 the Company retained Frederic W. Cook & Co., Inc., a consulting firm, to conduct a study of the competitiveness of the Company's executive compensation practices. At the committee's request, in May 2000 the Company engaged the Cook firm a second time to review the competitiveness of the Company's executive compensation practices. The Company received the Cook firm's 2000 report in September.

     The Cook firm reviewed and evaluated cash and stock-based compensation for several executives of the Company, including the current executive officers. Cook determined that annual compensation received by the current executive officers somewhat trailed competitive survey results for a group of companies with similar employee populations, particularly in the area of long-term stock-based compensation. Cook recommended that the Company consider increasing annual cash bonus targets for its current executive officers and making grants of restricted stock to them as part of their long-term stock-based compensation. Cook also recommended that the Company consider increasing the amount of severance paid to certain current executive officers, particularly the Chief Executive Officer, in the event of their termination of employment following a change of control of the Company. After further study and deliberation, the committee acted on the Cook firm's recommendations by approving the following measures.

     First, the committee increased target cash bonuses which can be earned by certain executive officers, particularly the Chief Executive Officer. Under guidelines adopted at the December meeting, if the Company achieves its financial targets the Chief Executive Officer will earn a cash bonus between 60% and 80% of his annual base salary for 2001. The committee also decided to set cash bonus guidelines for the Chief Executive Officer at its regular fourth quarter meeting in each year for the following year.

     Second, the committee made awards of restricted stock to current executive officers to address the concern raised by the Cook report that long-term stock-based compensation received by the Company's executive officers may not be
sufficiently competitive.   The awards were issued in January 2001 and all
awards are subject to a three-year cliff vesting schedule.

     Finally, the committee approved increases in severance to be paid to certain executive officers in the event of termination of employment within one year following a change of control of the Company. All current executive officers, in the event of such termination of employment, now are entitled to severance payments equal to two times their respective annual base salary and cash bonus, except that Dr. Eshelman is entitled to severance in an amount equal to three times his annual base salary and cash bonus and Mr. Davenport is entitled to severance in an amount equal to two and one-half times his annual base salary and cash bonus.

     The committee believes that the changes made to the Company's executive compensation program should enable the Company to attract and retain key
executives.   The committee also believes that the changes are consistent with the committee's stated objective of establishing an executive compensation system that is performance-oriented and is intended to achieve long-term shareholder returns.

     Specific Compensation Programs.
     ------------------------------

     The Company's compensation policy for its executive officers includes a mix of base salary, annual cash bonus awards and long-term incentive compensation in the form of stock options and restricted stock.

     Base Salary. The committee reviews the base salaries of the Company's executive officers annually. Following its 2000 annual reviews of Mr. Davenport, Dr. Covington and Mr. Casieri, the committee approved increases in their base salaries. Mr. Davenport and Dr. Covington each received a $13,800 increase in base salary, a 6% increase in each case. Mr. Casieri received a $9,720 increase, or 6% of his base salary. Mr. Davenport's base salary was increased by $36,200, or almost 15%, to $280,000 when he was promoted to Executive Vice President in January 2001. The committee still adheres to its general policy that executive employment agreements will be for one-year terms, with a provision for successive one-year renewal terms unless either party gives notice to the other that the agreement will not be renewed. All of the employment agreements that the Company has with its executive officers include this provision. The committee's experience has been that a one-year employment term with annual performance reviews encourages better performance by executives.

     Annual Bonus Awards. All current employment agreements with executive officers provide for payment of cash bonus awards in the discretion of the Compensation Committee. In 1997, the committee approved a new bonus plan for the Company's life sciences division which incorporated recommendations made by the Cook firm in its 1997 report. This bonus plan is reviewed and updated annually. Under the 2000 employee incentive compensation plan, target bonuses for executives who participate in the plan were equal to 30% of base salary. Because of the Company's outstanding performance in 2000, the Committee approved bonuses to Dr. Eshelman and Mr. Davenport equal to 40% of base salary and a bonus to Dr. Covington equal to 35% of base salary. Mr. Casieri's annual annual cash bonus is determined under a separate bonus program mostly based on new business authorizations obtained during the year. Mr. Maitre's incentive cash bonus was prorated based on his August 7, 2000 employment date and he also received a $20,000 signing bonus in August 2000. Because Mr. Maitre was employed for less than one-half of the year, his bonus under the 2000 employee incentives compensation plan was not increased. In 2001, target bonuses for Mr. Maitre, Mr. Davenport and Dr. Covington will increase to 40% of annual base salary. Mr. Casieri's annual cash bonus will be determined under a new bonus program for 2001 based primarily on new business authorizations obtained in 2001. Dr. Eshelman's bonus will be determined under separate guidelines established by the committee and his target bonus ranges from 60% to 80% of his annual base salary.

     Stock-Based Awards. The committee approved grants of nonqualified stock options in 2000 to all current executive officers. The stock option awards received by executive officers named in the Summary Compensation Table were made under comprehensive guidelines for grants of nonqualified stock options adopted and regularly updated by the committee. Initial and annual awards of stock options are based upon the position held by an executive and the size of the stock option awards generally are tied to the Company's overall performance. The committee in its discretion may also issue stock option grants in lieu of increases in base salary or cash bonus awards to incentivize executives. The committee believes that this approach is consistent with its stated objective of establishing a performance-based executive compensation system since the value of the executive's stock options generally will be related to the Company's overall performance. This was particularly true in 2000 when the Company's stock price increased from $11.875 at the beginning of the year to $49.6875 at the end of the year, thus substantially increasing the value of many earlier awards. In January 2001, the committee also approved awards of restricted stock issued to its current executive officers in recognition of the Company's successful performance in 2000 and to incentivize performance in future years. Dr. Eshelman received 13,594 shares of restricted stock, Mr. Maitre, Mr. Davenport and Dr. Covington each received 4,183 shares, and Mr. Casieri received 3,137 shares. All of the restricted stock grants are subject to a three-year cliff vesting schedule.

     Chief Executive Officer Compensation.
     ------------------------------------

     Dr. Eshelman's current base salary of $525,000 was determined in February 2000 as part of his annual performance review. The committee increased his salary to $525,000, an 8.25% increase, effective July 1, 2000 when Dr. Eshelman's employment agreement was renewed for another one-year term. Dr. Eshelman also earned a bonus of $201,333 under the 2000 employee incentive compensation plan, which was paid in March 2001. Dr. Eshelman's bonus exceeded by $50,333 his target bonus under the 2000 plan and was awarded in recognition of his and the Company's superior performance in 2000. The committee reviewed Dr. Eshelman's base salary again in March 2001 as part of his annual performance review. The committee noted the Company's stock price has more than doubled from the same point in time in 2000, and the Company's revenue and earnings were up substantially in 2000. Accordingly, the committee increased Dr. Eshelman's salary to $575,000, a 9.5% increase, effective July 1, 2001 when Dr. Eshelman's employment agreement is renewed for another one-year term. Based upon the criteria discussed in "Specific Compensation Programs - Stock-Based Awards", the Committee awarded to Dr. Eshelman a grant of 35,000 nonqualified stock options on December 4, 2000 at an exercise price of $37.25 per share. The committee also approved in January 2001 an award of 13,594 shares of restricted stock.
All of the restricted shares are subject to a three-year cliff vesting schedule.


     Submitted by:     THE COMPENSATION COMMITTEE

                       Ernest Mario, Chairman
                       Stuart Bondurant
                       John A. McNeill, Jr.

Compensation Committee Interlocks and Insider Participation

     None of the members of the Compensation Committee was an officer or employee of the Company at any time in 2000. Mr. McNeill served as the Company's President from 1989 until 1993. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Report of the Audit Committee

     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management. The committee has also discussed with the Company's independent auditors, PricewaterhouseCoopers LLP ("PWC"), the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented. The committee has received the written disclosures and the letter from PWC required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with PWC its independence. The committee has also considered whether the provision of (1) financial information and design services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X and (2) services other than the audit of the Company's financial statements and financial information and design services are compatible with maintaining PWC's independence.

     Based on the review and discussions referred to in the foregoing paragraph, the committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     The Board of Directors has determined that the members of the committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, as applicable and as may be modified or supplemented. The committee recommended and the Board of Directors approved an Audit Committee charter in May 2000, a copy of which is attached as Appendix B to this Proxy Statement.


     Submitted by:    THE FINANCE AND AUDIT COMMITTEE

                      Frederick Frank, Chairman
                      Ernest Mario
                      John A. McNeill, Jr.
                      Paul J. Rizzo

Fees Paid to the Independent Auditors

     Audit Fees.
     ----------

     PWC billed the Company aggregate fees of $219,000 for professional services rendered for the audit of the Company's annual financial statements for 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for 2000.

     Financial Information Systems Design and Implementation Fees.
     ------------------------------------------------------------

     PWC did not provide in 2000 or bill the Company for professional services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

     All Other Fees.
     --------------

     PWC billed the Company aggregate fees of $652,763 for professional services rendered in 2000 other than audit fees and financial information systems design and implementation fees.

Performance Graph

     Below is a graph which compares the cumulative total shareholder return on the Company's Common Stock from January 24, 1996, the effective date of the Company's initial public offering, through December 31, 2000, against the cumulative total return for the same period on the NASDAQ Stock Market (U.S.) Index and the NASDAQ Health Services Index. The results are based on an assumed $100 invested on January 24, 1996 and reinvestment of all dividends.

                             [GRAPH APPEARS HERE]

Comparison of Cumulative Total Return Among PPDI and the
NASDAQ U.S. Stock and NASDAQ Health Services Indices


______________ Pharmaceutical Product Development, Inc. - - - NASDAQ U.S. Stock

Index- - - - - - - - NASDAQ Health Services Index


CRSP Total Returns Index for:    1/24/96  12/31/96  12/31/97  12/31/98  12/31/99  12/29/00
-----------------------------    -------  --------  --------  --------  --------  --------
PPDI                             100.000    99.020    60.294   117.892    46.569   194.853
NASDAQ U.S. Stock Index          100.000   124.214   152.390   214.221   387.646   240.004
NASDAQ Health Services Index     100.000    98.606   100.491    86.174    70.369    94.587

Deadline for Receipt of Shareholder Proposals

     Shareholder proposals to be included in the Proxy Statement for our next annual meeting of shareholders must be received by the Company not later than November 30, 2001. Under the Company's bylaws, shareholder proposals to be considered at our next annual meeting must be received by the Company not later than 50 days prior to that meeting. All submissions must comply with all of the requirements of the Company's bylaws and Rule 14a-8 of the Securities Exchange Act. Proposals should be mailed to Fred B. Davenport, Jr., Secretary, Pharmaceutical Product Development, Inc., 3151 South Seventeenth Street, Wilmington, North Carolina 28412.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act requires our officers and directors and persons who own more than 10% of our outstanding Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These officers, directors and shareholders are required by regulations under the Securities Exchange Act to furnish us with copies of all forms they file under Section 16(a).

     Based solely on our review of the copies of such forms we have received, we believe that during 2000 all of our officers, directors and shareholders described above complied with all Section 16(a) filing requirements, except Mr. McNeill. Mr. McNeill filed a Form 4, which reflected a transfer of 4,615 shares by him to a family limited partnership, on February 11, 2000, one day late.

OTHER MATTERS

     The Board of Directors of the Company has appointed PricewaterhouseCoopers LLP ("PWC"), Raleigh, North Carolina to serve as the independent auditors of the Company for the fiscal year ended December 31, 2000. PWC and its predecessor, Coopers & Lybrand L.L.P., have audited our accounts since 1994. PWC has advised the Company that it does not have, and has not had, any direct or indirect financial interest in the Company or its subsidiaries in any capacity other than that of serving as independent auditors. Representatives of PWC are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire, and they also will be available to respond to appropriate questions.

                               By Order of the Board of Directors

                               /s/ Fredric N. Eshelman, Pharm.D.

                               Fredric N. Eshelman, Pharm.D.
                               Chief Executive Officer

                                  Appendix A

Current text of Article III, Section 2(a) of the Bylaws of Pharmaceutical Product Development, Inc.

     "The number of Directors of the Corporation shall be not less than eight
(8) nor more than twelve (12). Such number may not be changed by the Board of Directors, but only, within the minimum and maximum, by the affirmative vote of seventy-five percent (75%) of all eligible votes present in person or in proxy at a meeting of shareholders at which a quorum is present. Such number may not be changed at a meeting of shareholders unless the notice of the meeting states that the purpose, or one of the purposes, of the meeting is to change the number of Directors of the Corporation.


     Note:  The provisions of this Article III, Section 2(a) have been adopted
     ----
by the shareholders of the Corporation and may not be amended except by the shareholders in accordance with the provisions of Article IX, Section 6(a) hereof."

*   *   *

Proposed text of Article III, Section 2(a) of the Bylaws of Pharmaceutical Product Development, Inc.

     "The number of Directors of the Corporation shall be not less than eight
(8) nor more than twelve (12). The number of directors within the minimum and maximum may be fixed from time to time by the Board of Directors, but the minimum and maximum number of directors of the Corporation may not be changed except by the affirmative vote of seventy-five percent (75%) of all eligible votes present in person or in proxy at a meeting of shareholders at which a quorum is present. Such number may not be changed at a meeting of shareholders unless the notice of the meeting states that the purpose, or one of the purposes, of the meeting is to change the minimum and maximum number of Directors of the Corporation.

     Note:  The provisions of this Article III, Section 2(a) have been adopted
     ----
by the shareholders of the Corporation and may not be amended except by the shareholders in accordance with the provisions of Article IX, Section 6(a) hereof."

                                  Appendix B


                   Pharmaceutical Product Development, Inc.
                      Finance and Audit Committee Charter


Mission Statement


The Finance and Audit Committee (the "Audit Committee") will assist the Board of Directors of Pharmaceutical Product Development, Inc. (the "Company") in fulfilling its oversight responsibilities. The Audit Committee will appraise the financial reporting process, the audit process, and the Company's process for monitoring compliance with laws and regulations and with the Company's code of conduct. In performing its duties, the Audit Committee will maintain effective working relationships with the Board of Directors, management, and the internal and external auditors. To properly perform his or her role, each committee member will have an understanding of the responsibilities of committee membership as well as familiarity with the Company's business, operations, and risks.

Although the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the external auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the external auditors or to assure compliance with laws and regulations and the Company's code of conduct.


Organization


 .    The Audit Committee will be composed of not less than three nor more than five members of the Board of Directors.
 .    The Board of Directors will appoint committee members annually for a term of one year.
 .    The Board of Directors will appoint a chairperson.
 .    Each committee member shall be financially literate or become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.
 .    At least one member of the Audit Committee shall have accounting or related financial management expertise.
 .    The Audit Committee shall comprise solely of directors independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgement as a committee member.
 .    A majority of the committee members will constitute a quorum.
 .    The committee will meet at least twice a year, or more frequently as required, and at such times and places as it deems advisable.
 .    The committee will report to the Board of Directors after each meeting of the committee.

 .    The external and internal auditors will have the right to appear before and be heard by the Audit Committee.
 .    The committee will have the right, for the purpose of the proper performance of its functions, to meet at any reasonable time with the external and internal auditors or any of the officers or employees of the Company.


Roles and Responsibilities

Controls

 .    Evaluate whether management is appropriately communicating the importance of internal controls.
 .    Appraise the extent to which internal and external auditors examine computer systems and applications, the security of such systems and contingency plans for processing financial information in the event of a systems breakdown.
 .    Determine whether internal control recommendations made by internal and external auditors are responded to by management in a timely fashion.
 .    Ensure that the external auditors have access to the Audit Committee with regard to issues of fraud, deficiencies in internal controls and related matters.


Financial Reporting

General

 .    Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.
 .    Discuss with management and the internal and external auditors significant risks and exposures and the plans to minimize such risks.


Annual Financial Statements

 .    Consider the annual financial statements and determine whether they are consistent with the information known to committee members;
 .    Discuss judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of revenue recognition, reserves for receivables, IBNR reserves and litigation reserves.
 .    Meet with management and the external auditors together and separately to discuss the financial statements and the results of the audit.
 .    Review the annual report before its release and consider whether the information contained therein is consistent with members' knowledge about the Company and its operations.
 .    Obligate the external auditors to communicate certain required matters to the committee.


Interim Financial Statements

 .    Be briefed on how management develops and summarizes quarterly financial information, and the extent to which the external auditors review quarterly financial information.

 .    Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to discuss the interim financial statements and the results of the review (this may be done by the committee chairperson or the entire committee).


Compliance with Laws and Regulations

 .    Appraise the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.
 .    Periodically obtain updates from management, the Company's general counsel, and the Company's tax director regarding compliance.
 .    Review the findings of any examinations by regulatory agencies such as the
     Securities and Exchange Commission.


Compliance with Code of Conduct

 .    Ensure that a code of conduct is formalized in writing and obligate management to communicate it to all employees.
 .    Evaluate whether management is appropriately communicating the importance of the code of conduct and the guidelines for acceptable business practices.
 .    Review the program for monitoring compliance with the code of conduct.
 .    Periodically obtain updates from management and the general counsel regarding compliance.


Internal Audit

 .    Review the activities and organizational structure of the internal audit function.
 .    Review the qualifications of the director of internal audit and concur in the appointment, replacement, reassignment, or dismissal of that individual.


External Audit

 .    Instruct the external auditors that the Board of Directors and the Audit
     Committee, as the shareholders' representative, is the external auditors' client.
 .    Review the external auditors' proposed audit scope and approach.
 .    Review the performance of the external auditors and recommend to the Board of Directors the appointment, retention or discharge of the external auditors.
 .    Obtain from the external auditors a formal written statement delineating all relationships between the external auditors and the Company, consistent with Independence Standard No. 1, and actively engage in a dialogue with the external auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditors.

Other Responsibilities

 .    Meet with the external auditors, the director of internal audit, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately.
 .    Ensure that significant findings and recommendations made by the internal and external auditors are dealt with in a timely fashion.
 .    Review with the general counsel any legal matters that could have a significant impact on the Company's financial statements.
 .    Perform other oversight functions as requested by the Board of Directors.
 .    Review and update the charter of the committee and receive approval of changes from the Board of Directors.


Reporting Responsibilities

 .    Regularly update the Board of Directors about committee activities and recommendations.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
                   Pharmaceutical Product Development, Inc.
                         3151 South Seventeenth Street
                       Wilmington, North Carolina 28412
                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 May 15, 2001

     The undersigned hereby appoints Fredric N. Eshelman and Fred B. Davenport, Jr., and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Pharmaceutical Product Development, Inc., a North Carolina corporation (the "Company"), held of record by the undersigned on March 15, 2001, at the Annual Meeting of Shareholders to be held at the offices of the Company located at 3900 Paramount Parkway, Morrisville, North Carolina at 10:00 a.m. on May 15, 2001, or at any adjournment(s) thereof. The following proposals to be brought before the meeting are more specifically described in the accompanying Proxy Statement.

          (1) Amendment to the Bylaws permitting the Board of Directors to fix the number of Directors within prescribed limits.

          (2)  Election of Directors:
               FOR ALL NOMINEES LISTED BELOW                WITHOUT AUTHORITY TO VOTE FOR ALL
               (except as marked to the contrary below)     NOMINEES LISTED BELOW

               INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

                    Stuart Bondurant, M.D.        Abraham E. Cohen         Fredric N. Eshelman, Pharm.D.
                    Frederick Frank               Catherine M. Klema       Terry Magnuson, Ph.D.
                    Ernest Mario, Ph.D.           John A. McNeill, Jr.     Paul J. Rizzo

          (3) In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

                    GRANT AUTHORITY                         WITHHOLD AUTHORITY

                           (Continued on other side)
                          (Continued from other side)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT'S NOMINEES FOR DIRECTOR LISTED ABOVE, FOR THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR AWARDS, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SHAREHOLDERS AT THE MEETING.


                                    ____________________________________________
                                    Signature


                                    ____________________________________________
                                    Signature, if held jointly

                                    Please date and sign exactly as name appears on your stock certificate. Joint owners should each sign personally. Trustees, custodians, executors and others signing in a representative capacity should indicate the capacity in which they sign.

                                    Date:___________________________, 2001

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.